                                                                     EXHIBIT 4.1


NUMBER AS 1110                                                            SHARES



Common Stock


                          AMERICA SERVICE GROUP, INC.

INCORPORATED UNDER THE LAWS                             CUSIP 02364L 10 9
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS




THIS CERTIFIES THAT










IS THE OWNER OF



           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF


                           AMERICA SERVICE GROUP INC.
transferable on the books of the Corporation or its agent by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation, as now, or hereafter amended (copies of which are on file with the Transfer Agent) filed in the office of the Secretary of State of Delaware, to all of which the holder, by acceptance hereof, assents.

     This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the seal of the Corporation and the signatures of its duly authorized officers.







DATED






[AMERICAN SERVICE GROUP, INC. CORPORATE SEAL 1990 DELAWARE]

     The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of the Corporation at its principal office or to the transfer agent named on the face of this certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                             UNIF GIFT MIN ACT--_________ Custodian _________
     TEN ENT -- as tenants by the entireties                                          (Cust)             (Minor)
     JT TEN  -- as joint tenants with right of                                       under Uniform Gifts to Minors
                survivorship and not as tenants                                      Act _________________________
                in common                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


_______________________________________________________________________________

_______________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________________

______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED, __________________

                              SIGNATURE(S):

                              _________________________________________________


                              SIGNATURE(S) GUARANTEED BY:

                              _________________________________________________



                    ____________________________________________________________
                    SIGNATURE(S) MUST BE GUARANTEED BY COMMERCIAL BANK OR BY MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE OR PACIFIC STOCK EXCHANGE.